UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 15, 2026

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8     Other Events
Item 8.01    Other Events
The Board of Directors of Compass Group Diversified Holdings LLC the “Company”) has determined that the 2026 Annual Meeting of Shareholders of Compass Diversified Holdings (NYSE: CODI) (the “Trust”, and together with the Company, “CODI”) will be held on May 21, 2026. Deadlines for submission of nominations and shareholder proposals are set out below for clarity given that CODI was unable to hold an annual meeting during 2025.
Any shareholder proposal or director nomination must comply with the CODI’s governing documents, the requirements of Delaware law and the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”), as applicable. CODI’s governing documents are filed as exhibits to its Form 10-K/A filed with the SEC on December 8, 2025.
•To be considered timely under CODI’s governing documents: shareholder notice of director nominations and shareholder proposals must be received by the Secretary at CODI’s principal executive offices no earlier than January 21, 2026 and no later than February 20, 2026.
•To be considered timely under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholder proposals eligible to be included in the Company’s annual meeting proxy materials must be received by CODI at its principal executive offices no later than February 2, 2026, which the Company has determined is a reasonable time before the Company begins printing and mailing its proxy materials. If a proposal is not received by such date, the appointed proxies may exercise discretionary authority on the proposal.
•To be considered timely under Rule 14a-19 of the Exchange Act, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to CODI at its principal executive offices no later than March 23, 2026.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2026	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Stephen Keller

Stephen Keller
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2026	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Stephen Keller

Stephen Keller
Chief Financial Officer